EXHIBIT 99.1

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

)
In the Matter of	)	Order No.: NE-10-20
)
THE ROME SAVINGS BANK	)	Effective Date: July 26, 2010
)
Rome, New York	)
OTS Docket No. 17970)
)

ORDER TO CEASE AND DESIST

          WHEREAS, The Rome Savings Bank, Rome, New York, OTS Docket No. 17970 (Association), by and through its Board of Directors (Board), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and

          WHEREAS, the Association, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 U.S.C. § 1818(b); and

          WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Northeast Region (Regional Director) is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order.

          NOW, THEREFORE, IT IS ORDERED that:

Cease and Desist.

1. The Association and its directors, employees, and agents shall cease and desist from any action (alone or with others) for or toward causing, bringing about, participating in, counseling, or the aiding and abetting violations of the following laws or regulations:

The Rome Savings Bank
Order to Cease and Desist

(a) 12 C.F.R. § 563.177(c)(1) (requiring a system of internal controls to assure ongoing Bank Secrecy Act (BSA) compliance);

(b) 12 C.F.R. § 563.177(c)(2) (requiring independent testing of the BSA compliance program to assure compliance with BSA regulations);

(c) 12 C.F.R. § 563.177(c)(3) (requiring the designation of a dedicated individual(s) responsible for coordinating and monitoring BSA compliance);

(d) 12 C.F.R. § 563.180 (requiring the timely filing of accurate Suspicious Activity Reports that involve potential money laundering or violations of the BSA regulations (SARs));

(e) 31 C.F.R. § 103.22 (requiring the filing of Currency Transaction Reports (CTRs) with the Financial Crimes Enforcement Network (FinCEN)); and

(f) 31 C.F.R. § 103.33 (requiring accurate financial record keeping and reporting of currency and foreign transactions).

BSA Compliance Program.

2. Within thirty (30) days, the Association shall revise its current written BSA Compliance Program to comply with the Currency and Foreign Transactions Reporting Act, as amended by the USA Patriot Act and other laws (the Bank Secrecy Act or BSA), 31 USC §§ 5311 et seq., and the related regulations issued and/or administered by the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (FinCEN), 31 CFR §§ 103.11 et seq., and the related BSA regulations issued by OTS, 12 CFR § 563.177 (collectively the BSA Laws and Regulations), the FinCEN regulations governing suspicious activity reports (SARs) set forth at 31 CFR § 103.18, the OTS SAR regulations set forth at 12 CFR § 563.180 (the SAR Regulations), and the Office of Foreign Assets Control (OFAC) regulations set forth at 31 CFR

The Rome Savings Bank
Order to Cease and Desist

Part 500 (the OFAC Regulations); that is based upon an assessment of the Association’s BSA and anti-money laundering (AML) risks; and that addresses the matters requiring Board attention identified in the January 4, 2010 examination (2010 ROE).

3. Within forty-five (45) days, the Association shall submit the revised BSA Compliance Program to the Regional Director for review and comment. Upon written notification from the Regional Director that the BSA Compliance Program is acceptable, the Association shall implement and adhere to the BSA Compliance Program.

Internal Controls.

4. Within sixty (60) days, the Association must implement a system of internal controls to ensure compliance with the BSA Laws and Regulations, the SAR Regulations, and the OFAC Regulations. Such internal controls must include written policies, procedures, and processes to monitor all transactions: (i) to ensure that they are not being conducted for illegal purposes and that there is full compliance with all applicable laws and regulations; and (ii) to report any suspicious transactions and activity.

Independent Testing.

5. Within ninety (90) days, the Association must have an independent test of its BSA Compliance Program by a qualified independent employee or independent third party to ensure the Association’s compliance with all applicable BSA Laws and Regulations, SAR Regulations, and OFAC Regulations (BSA Independent Testing). BSA Independent Testing must be: (i) performed with an appropriate level of frequency; (ii) fully documented; (iii) conducted with an appropriate segregation of duties; and (iv) address the independent testing weaknesses identified in the 2010 ROE.

The Rome Savings Bank
Order to Cease and Desist

6. Within one hundred five (105) days, the Association shall provide the Regional Director with a copy of the results of the BSA Independent Testing conducted pursuant to Paragraph 5 for review and comment.

BSA Compliance Officer.

7. Within thirty (30) days, the Association must designate a full-time officer or employee who shall be: (i) designated as the Association’s BSA Compliance Officer; and (ii) actively managing, coordinating and monitoring the Association’s day-to-day compliance with the BSA Laws and Regulations and the Association’s BSA Compliance Program. The BSA Compliance Officer shall have sufficient authority, expertise, competency, time, staff, and resources to perform his or her assigned BSA responsibilities on a day-to-day basis.

BSA/AML Training.

8. Effective immediately, the Association must provide BSA/AML training on an annual basis for all Association personnel whose duties require knowledge of the BSA and must maintain written documentation of such training.

Suspicious Activity Reporting.

9. Within thirty (30) days, the Association must implement a system to ensure that all transactions are reviewed and that all suspicious transactions and activity are reported pursuant to 31 CFR § 103.18 and 12 CFR § 563.180(d). The Association must also provide for the monitoring, assessment, and review of the effectiveness of the Association’s investigative procedures related to suspicious transactions and activity and the propriety of its decision whether or not to file a Suspicious Activity Report (SAR); documentation shall be maintained for all filed SARs and for all decisions made to not file a SAR.

The Rome Savings Bank
Order to Cease and Desist

Currency Transaction Reporting.

10. Within sixty (60) days, the Association must implement a system that allows for the effective daily aggregation of multiple transactions and the proper filing of a Currency Transaction Report (CTR) pursuant to 31 CFR § 103.22(c)(2) and 12 CFR § 563.177(c)(1).

11. Within sixty (60) days, and annually thereafter, the Association must develop and implement procedures to ensure compliance with the requirements of 31 C.F.R. 103.22(d)(4), including an annual review of the eligibility of an exempt person.

12. Within sixty (60) days, the Association must develop and implement procedures to ensure compliance with the record keeping requirements of 31 C.F.R. 103.33(g)(1)(ii).

Violations of Law.

13. Within ninety (90) days, the Association shall ensure that all violations of law, rule, and/or regulation and/or matters requiring Board attention discussed in the 2010 ROE are corrected and that adequate policies, procedures and systems are established or revised and thereafter implemented to prevent future violations.

14. Within thirty (30) days of receipt of any subsequent internal or external report citing or discussing any violation of law, rule, or regulation, the Association shall ensure that all identified violations of law, rule, and/or regulation are corrected and that adequate policies, procedures and systems are established or revised and thereafter implemented to prevent future violations.

Effective Date, Incorporation of Stipulation.

15. This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference.

Duration.

16. This Order shall remain in effect until terminated, modified, or suspended by written notice of such action by the OTS, acting by and through its authorized representatives.

The Rome Savings Bank
Order to Cease and Desist

Time Calculations.

17. Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be based on calendar days, unless otherwise noted.

18. The Regional Director, or an OTS authorized representative, may extend any of the deadlines set forth in the provisions of this Order upon written request by the Association that includes reasons in support for any such extension. Any OTS extension shall be made in writing.

Submissions and Notices.

19. All submissions, including any reports, to the OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.

20. Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:

(a)	To:	OTS Michael E. Finn, Regional Director Attn: Thomas Angstadt, Assistant Director Office of Thrift Supervision Harborside Financial Center Plaza Five Suite 1600 Jersey City, New Jersey 07311

(b)	To:	The Rome Savings Bank Charles Sprock, President and Chief Executive Officer 100 West Dominick Street Rome, New York 13440

No Violations Authorized.

21. Nothing in this Order or the Stipulation shall be construed as allowing the Association, its Board, officers, or employees to violate any law, rule, or regulation.

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Order to Cease and Desist

IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

	By:	/s/ Michael E. Finn

Michael E. Finn
Regional Director, Northeast Region

	Date:	See Effective Date on page 1

The Rome Savings Bank
Order to Cease and Desist